ROADSHOW PRESENTATION Investor Presentation April 2025 (NYSE: AZZ)

2INVESTOR PRESENTATION Disclaimers Cautionary Statements Regarding Forward Looking Statements — Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as "may," "could," "should," "expects," "plans," "will," "might," "would," "projects," "currently," "intends," "outlook," "forecasts," "targets," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial, and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Forward-looking statements speak only as of the date they are made and are subject to risks that could cause them to differ materially from actual results. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our manufactured solutions, including demand by the construction markets, the industrial markets, and the metal coatings markets. We could also experience additional increases in labor costs, components and raw materials including zinc and natural gas, which are used in our hot-dip galvanizing process, paint used in our coil coating process; supply-chain vendor delays; customer requested delays of our manufactured solutions; delays in additional acquisition opportunities; an increase in our debt leverage and/or interest rates on our debt, of which a significant portion is tied to variable interest rates; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the manufactured solutions that we provide; economic volatility, including a prolonged economic downturn or macroeconomic conditions such as inflation or changes in the political stability in the United States and other foreign markets in which we operate; tariffs; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business, including in Part I, Item 1A. Risk Factors, in AZZ's Annual Report on Form 10-K for the fiscal year ended February 28, 2025, and other filings with the SEC, available for viewing on AZZ's website at www.azz.com and on the SEC's website at www.sec.gov. You are urged to consider these factors carefully when evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP – Regulation G Disclosures — In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA, Adjusted EBITDA, Net Debt, Net Leverage, Free Cash Flow and Free Cash Flow Conversion which are non-GAAP measures, which should be considered supplemental to, not a substitute for, or superior to, the financial measures calculated in accordance with GAAP. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures and their nearest GAAP equivalents. For example, AZZ's definitions of non-GAAP financial measures may differ from non-GAAP financial measures used by other companies. For reconciliations to the most directly comparable GAAP measure, see the appendix to this presentation.

3INVESTOR PRESENTATION Why Invest in AZZ? Differentiated, high value-add metal coatings provider with scale, expertise and customer centric technology uniquely positioned to serve the growing North American steel and aluminum markets Strong business foundation capable of growing sales and margins at or above market levels, supported by multi-year secular growth drivers; while generating significant free cash flow Coil coating and hot dip galvanizing provide environmentally friendly solutions that reduce emissions and extend the life cycle of the coated materials Focused capital allocation to reduce debt and improve leverage while supporting high ROIC investments, and returning capital to shareholders Commitment to EPS growth driven by operational improvement creates compelling investment opportunity and long-term shareholder value

AZZ Snapshot (NYSE: AZZ)

AZZ is North America's leading independent post-fabrication hot-dip galvanizing & coil coating solutions company with #1 positions in both markets



● AZZ Metal Coatings ● AZZ Precoat Metals

Headquarter: **FORT WORTH, TEXAS**	Employees: **3,684**	Metal Coatings locations[1]: **47**	Coil Coating Locations[2]: **14**

Segment Sales[3]



42%
58%

Segment Adj. EBITDA[3]



53%
47%

AZZ Metal Coatings   AZZ Precoat Metals

~$1.58B[3] TTM Sales	**$384M**[4] TTM Adj. EBITDA	**24.4%**[4] TTM Adj. EBITDA Margin

(1) 41 galvanizing locations and 6 surface technologies locations
(2) Currently 14 plants with 16 processing lines
(3) Segment Sales and Adjusted EBITDA based on AZZ FY 2025 full year results for the period ended February 28, 2025
(4) Adjusted EBITDA excludes corporate costs and AVAIL JV equity income; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation.

INVESTOR PRESENTATION
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AZZ's Strategic Journey

$571 — $810 — $903 — $1,538 — $2,000[1]

Sales, in millions

2013-2018

Optimized Legacy Footprint

- Improved capabilities and profitability of Metal Coatings
- Combined Electrical and Industrial assets into one operating segment (Infrastructure Solutions)

2019-2022

Strategic Transformation – Positioning for the Future

- Divested nuclear and labor augmentation related businesses
- Divested majority stake (60%) of non-core Infrastructure Solutions segment to a joint venture
- Acquired Precoat Metals
- Returned $79 million to shareholders through stock repurchases FY2021-FY2022
- Reduced leverage from 4.2X to 3.5X

2023 -2024

Focused Metal Coatings Company

- Invested in our future - New aluminum coil coating facility; on-budget and on-track for full production in FY 2026
- Drove operational excellence with ESG focus
- Expanded use of customer-centric and digital technology (DGS, Coil Mart, Coil Zone)
- Reduced debt while improving the cost of capital
- Identified and pursued customer facing synergies
- Attain target leverage of 2.5X-3.0X

2025 -2028

Strengthen the Core; Invest in the Future

- Commitment to continuous process improvement initiatives across the segments
- Capture opportunities associated with long-term growth drivers in end markets to sustain >GDP level growth
- Invest in technologies to maintain competitiveness
- Pursue strategic acquisitions as well as bolt-on opportunities to support growth
- Maintain emphasis on Sustainability initiatives
- Ensure capital is deployed to highest ROIC opportunities while maintaining a safe operating environment

(1) Based on management estimates as of 02/28/25.

INVESTOR PRESENTATION

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6INVESTOR PRESENTATION Achievements Against Stated Commitments 2  Commitments Achievements to Date • Reduce net leverage from 5.0x to 3.0x by FYE 2024; Maintain net leverage target range of 1.5X -2.5X • Total net leverage of 2.5x as of February 28, 2025 • Preliminary FY25E Adj. EBITDA1 guidance of $340 - $360 million • Adj. EBITDA Margin of 22.0% at mid-point of guidance1 • TTM Adjusted EBITDA1 of $348 million as of 02/28/2025 • Adj. EBITDA Margin of 22.0%1 • Prudently evaluate acquisition opportunities meeting strategic parameters • No acquisitions since May 2022 • Building M&A pipeline • Commitment to Dividend Payment • AZZ continues to pay common stock dividends • Continued focus on reduction of debt; Committed to reducing debt by $75 million to $100 million during fiscal 2025 • TTM debt reduction totaling $110 million as of 02/28/2025 Target Leverage Cash Flow Generation Acquisition Policy Dividend Policy Debt Reduction     (1) Adjusted EBITDA inclusive of corporate costs; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation

7INVESTOR PRESENTATION Tom Ferguson President and Chief Executive Officer David Nark Chief Marketing, Communications and Investor Relations Officer Tara Mackey Chief Legal Officer Chris Bacius Vice President Business Development Jeff Vellines President & COO Precoat Metals Bryan Stovall President & COO Metal Coatings Our Mission Create superior value in a culture where people can grow and TRAITS matter. We are diverse, collaborative, and service-minded, operating in a culture of TRAITS…Trust, Respect, Accountability, Integrity, Teamwork, and Sustainability Leadership Highlights +200 years of combined industry experience Senior corporate leadership with tenure and track record at AZZ Proven industry leaders at respective coatings businesses Executed and integrated multiple acquisitions, including transformational M&A Track record of success Mission-Driven, Experienced Management Team 3 Jason Crawford Chief Financial Officer Kurt Russell Senior Vice President & Chief Strategy Officer

8INVESTOR PRESENTATION 8 End Markets1 & Drivers 57% 8% 9% 8% 8% (1) Based on AZZ FY2025 full year financial results ended 02/28/2025

9INVESTOR PRESENTATION 9 Uniquely Positioned to Capitalize on Generational Infrastructure Investment in U.S. Source: American Infrastructure Investment and Jobs Act

Our Leading Segments (#1 Market Position in Each Segment)

Operating Segment	Production Input	Production Route	Value-Added Capabilities	Market Size and Share[2]	Historical Adjusted EBITDA Performance[3] ($ in millions)
Metal Coatings Sales $665.1 million[1]	 Fabricated Steel	Batch Processing	Hot-Dip Galvanizing Spin Galvanizing Powder Coating Plating Anodizing	**$2.5B** ~27% share #1 market position	$138 $126 COVID $157 $189 $197 $205 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025
Precoat Metals Sales $912.6 million[1]	 Steel & Aluminum Coil	Continuous Processing	Coil Coating Slitting Embossing Shape Correction Blanking	**$4.4B** ~21% share #1 market position	$103 $115 $155 $165 $168 $179 EBITDA FY2020 FY2021 FY2022 FY2023 FY2024 FY2025

Value-added tolling model limits risk and exposure to metal price fluctuation

(1) Sales based on AZZ FY2025 full year results ended 2/28/2025
(2) Management estimates based on data from the American Galvanizing Association and National Coat Coaters Association
(3) For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation; Precoat EBITDA FY2020-FY2022 prior to acquisition; Fiscal year 2023 Precoat EBITDA adjusted to include results from March 1, 2022 to May 13, 2022 prior to completion of acquisition on May 13, 2022

INVESTOR PRESENTATION
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11INVESTOR PRESENTATION Strategic Value Proposition Built on Common Business Models Standout Market Leaders with Best-in-Class Financial Profiles Proprietary Systems Driving Efficiencies in Operations, Procurement, Supply Chain, IT and Back Office Tolling Based Businesses with Minimal Commodity and Inventory Risk Support ESG Enhancements Across Operations Footprint Service-Driven Culture with Focus on Superior Customer Satisfaction 9 Metal Coatings Precoat Metals

12INVESTOR PRESENTATION Technology: Digital Galvanizing System (DGS) provides customers with near real-time updates and operational efficiencies Metal Coatings Value Proposition Key Value Propositions  Embracing Complexity: Quick turns on special projects to meet demanding customer schedules Value-Added Services: Over 30+ solutions offerings, including surface preparation, ground line coating and a dedicated transportation network Operational Flexibility: Unmatched solutions offering validated through best-in-class Net Promoter Score  Cost, Efficiency and Environmental Benefits: Galvanizing can last between 50-100 years and is then 100% recyclable thereafter Expanded Footprint and Redundancy: Scaled network ensures proximity and logistical cost advantages across the supply chain

Metal Coatings Footprint Well-Positioned to Serve Key End-Markets

State-of-the-Art Facilities Across North America[1]


Canada
United States
Edmonton
Vancouver
Calgary
San Francisco
Los Angeles
Houston
Chicago
Toronto
Montreal
Boston
New York
Washington

North America's leading post-fabrication hot-dip galvanizer with unmatched competitive moat

Superior Capabilities Enable Leading Position Across All End-Markets[2]


Other
17%
Construction
27%
Electrical
18%
Industrial
21%
Transportation
17%

Key Technologies

- Hot-Dip Galvanizing
- Spin Galvanizing
- Powder Coating
- Anodizing and Plating

(1) 41 galvanizing locations and 6 surface technologies locations
(2) Based on AZZ FY2025 full year financial results ended February 28, 2025

INVESTOR PRESENTATION
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14INVESTOR PRESENTATION Metal Coatings Historical Financials $499 $458 $519 $637 $656 $665 FY20 FY21 FY22 FY23 FY24 FY25 $138 $126 $157 $189 $197 $205 27.7% 27.6% 30.3% 29.7% 30.0% 30.9% FY20 FY21 FY22 FY23 FY24 FY25 Sales Historical Performance ($ in millions) 11 Adjusted EBITDA1 % Margin (1) Adjusted EBITDA prior to corporate allocations; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation

15INVESTOR PRESENTATION Precoat Metals Value Proposition Key Value Propositions Technology: Coilzone provides customers with near real-time access to inventory, production and shipping information generating operational efficiencies  Embracing Complexity: Quickly accommodate customer needs by offering quick turns on special colors and coatings, enhanced with paint blend cell capability Value-Added Services: Unique position as the “one-stop-shop” across all end-markets and substrates for coil coating, slitting, embossing and shape correction Operational Flexibility: Tolling model provides customers with Sourcing Latitude and Late Point SKU identification to meet real-time business demand Cost, Efficiency and Environmental Benefits: Significant cost, quality and environmental advantages vs. post-paint driving increased customer demand Expanded Footprint and Redundancy: Scaled, purpose-built manufacturing network ensures proximity and logistical cost advantages across the supply chain

16INVESTOR PRESENTATION Precoat Metals Footprint Well-Positioned to Serve Key End-Markets Critical Service Provider to Diverse End-Markets2 Construction (78%) Appliance (7%) Transportation (3%)Container (4%)HVAC (4%) Industry leader with entrenched advantages as a unique independent toll coater State-of-the-Art Facilities Across North America1 Coil Coating Slitting Cut-to-Length Laminating / Printing Shape Correction Embossing Key Technologies 12 (1) New greenfield plant opened in Washington, Missouri. Total 14 plants with 16 processing lines (2) Based on AZZ FY2025 full year financial results ended 2/28/2025 Existing Facility New Facility

17INVESTOR PRESENTATION Precoat Metals Historical Financials $587 $605 $710 $882 $881 $913 FY20 FY21 FY22 FY23 FY24 FY25 $103 $115 $155 $165 $168 $179 17.5% 18.9% 21.8% 18.7% 19.0% 19.6% FY20 FY21 FY22 FY23 FY24 FY25 Sales Adjusted EBITDA3 ($ in millions) Historical Performance 13 % Margin Note: FY based on February year-end (1) Precoat sales for FY 20 – FY 22 net of external claims (2) Fiscal year 2023 Precoat Sales and EBITDA are adjusted to include results from March 1, 2022 to May 13, 2022 prior to completion of acquisition on May 13, 2022 (3) Adjusted EBITDA prior to corporate allocations; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation (4) Precoat EBITDA for FY 20 – FY 22 excludes buy-side standalone diligence adjustments made by AZZ 2 2 1 1 1 4 4 4

18INVESTOR PRESENTATION Enables AZZ to benefit from secular shift to aluminum cans Run-rate contracted sales of $50+ million exiting FY 2026 at an EBITDA margin above Precoat overall margin ROIC well in excess of cost of capital Long-term contractual customer commitment for 75% of the new capacity Total investment of ~$125 million New aluminum coil coating line in Washington, Missouri Compelling Strategic and Financial Investment Investing in Future Growth Two-year construction project completed Q4 FY25 on-time and on budget

19INVESTOR PRESENTATION Digital Galvanizing System (DGS) is a distinct competitive advantage - Near elimination of paper with proprietary, state-of-the-art tool linked to Oracle ERP system - Fully integrated; Allows real-time decisions and enhanced customer experience - Provides real-time order status updates, tracking and notifications - Improved visibility and decision making across the organization and with customers CoilZone is the industry leading productivity and customer engagement platform - Customer Portal for real time visibility for all inventory transactions of their material - Fully integrated with APM’s ERP system - Paperless scheduling with a customer portal for schedule visibility - Provides customer ability to arrange and release shipments - Heavily integrated with customers through EDI Technology Transformation – A Key Differentiator

20INVESTOR PRESENTATION 20 Investing in Future Growth Sustai ability • Sustainability is intrinsic to our products as both hot-dip galvanized steel and coil coated steel and aluminum are 100% recyclable • Hot-dip galvanized steel is an infinitely renewable building material and used in renewable energy projects such as wind, solar and battery • Utilizing hot-dip galvanizing and coil coating ensures that fewer natural resources are consumed, fewer emissions are produced in the future, and with minimal environmental impact over the life of a customer’s project 45% Diverse 53% We are essential and environmentally friendly We are committed to sustainability initiatives and reporting We recognize that diversity is key to sustainability • Tracking and Reporting on Scope 1 and 2 consumption and intensity in our annual sustainability report • Targeting a 10% reduction in Scope 1 and Scope 2 consumption and intensity • Tracking green sales in FY2024 and FY2025 to further disclose AZZ’s role in the transition to a low carbon economy • Recognized by Newsweek as one of America’s Most Responsible Companies for the past three years • We embrace the diversity of our employees, customers, vendors, suppliers, stakeholders and consumers, including their unique backgrounds, experiences, creative solutions, skills and talents • Everyone is valued and appreciated for their distinct contributions to the continued growth and sustainability of our business • AZZ’s percentage of women in the global workforce for FY2025 was 14.7%; Additionally, 12.5% of the executive team and 16.7% of our non-employee Board members are female. Ethnicity demographics of AZZ’s employees for FY202\5(1) 1 AZZ 10K for FY2025 which ended 02/28/2025; Chart excludes 2% ‘not specified’

21INVESTOR PRESENTATION $138 $126 $157 $189 $197 $205 $103 $115 $155 $165 $168 $179 22.2% 22.7% 25.4% 23.3% 23.7% 24.4% FY20 FY21 FY22 FY23 FY24 FY25 Precoat MetalsMetal Coatings ($ in millions) COVID Year COVID Year $499 $458 $519 $637 $656 $665 $587 $605 $710 $882 $881 $913 FY20 FY21 FY22 FY23 FY24 FY25 $1,086 $1,062 $1,229 $1,519 $1,538 $241 $241 $312 $354 $364 Sales Segment Adjusted EBITDA3 Excl. Corporate Costs Consistent Top-Line Growth and Profitability 15 % Margin Note: FY based on February year-end financial results; Financials exclude AIS which was divested in September 2022; Please reference Appendix for LTM reconciliation (Reg G) (1) Precoat sales for FY 20 – FY 22 net of external claims (2) Fiscal year 2023 Precoat Sales and EBITDA are adjusted to include results from March 1, 2022 to May 13, 2022 prior to completion of acquisition on May 13, 2022 (3) Adjusted EBITDA excludes corporate costs and AVAIL JV results (4) Precoat EBITDA for FY 20 – FY 22 excludes buy-side standalone diligence adjustments made by AZZ 2 2 1 1 1 4 4 4 $1,578 $384

AZZ's Attractive Financial Metrics Relative to Related Industrial Companies

CY23A - CY25E Revenue Growth



4.4%
1.0%
0.9%
(2.3%)
(2.7%)
(FY24 – FY26)[1]
Coatings
Building Products[4]
Service Centers
Steel Mills

CY25E EBITDA Margin[2]



22.7%
18.2%
20.9%
7.8%
13.2%
(FY26)[1]
Coatings
Building Products[4]
Service Centers
Steel Mills

Current Net Working Capital / LTM Sales[3]



10.2%
As of February 28, 2025
11.2%
12.5%
18.1%
15.1%
Coatings
Building Products[4]
Service Centers
Steel Mills

Source: Factset and Company Filings

Note: Figures reflect peers median; Coatings peers include Valmont, Hill & Smith, Sherwin-William, PPG, Akzo Nobel; Building Products peers include A. O. Smith, James Hardie, Trex, Griffon, Fortune Brands Innovations, Kingspan, Simpson, Jeld-Wen; Service Centers peers include Reliance, Ryerson, Worthington Steel, Russel Metals; Steel Mills peers include BlueScope, Nucor, Steel Dynamics

1. AZZ FY26E metrics represent mid-point of Company's full year guidance
2. Includes corporate expense
3. Based on latest available filing
4. James Hardie figures Pro Forma for acquisition of Azek

INVESTOR PRESENTATION 22

Impactful Deleveraging Post Transformational Acquisition

Net Leverage Since Precoat Metals Acquisition[1]


Net Debt / Adjusted EBITDA (incl. preferred)
Net Debt / Adjusted EBITDA (excl. preferred)
4.3x
3.6x
(1.8x)
2.5x
Q2FY23
Q4FY25

- Strong free cash flow generation(2)
- ~$110M debt reduction in fiscal year 2025
- Fully Redeemed Series A Convertible Preferred Stock in Q1 FY 2025

No significant debt maturities until FY30

Note: Financials exclude AIS in which AZZ divested 60% into a joint venture in September 2022

(1) Reflects net leverage inclusive of credit agreement-related adjustments; Adjusted EBITDA inclusive of corporate costs

(2) Free Cash Flow Conversion defined as (CFO – Capex) / Net Income; Free Cash Flow is a non-GAAP financial measure that requires reconciliation to Cash Flow from Operations. Accordingly, Free Cash Flow conversion is a ratio of a non-GAAP financial measure to a GAAP financial measure that requires reconciliation.

INVESTOR PRESENTATION
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INVESTOR PRESENTATION 24 AZZ - Proven Resilience Through Prior Cycles 17 Metal Coatings EBITDA Precoat Metals EBITDA $51 $81 $85 $85 $98 $51 $59 $42 $57 $71 $102 $140 $127 $142 $169 CY 2007 CY 2008 CY 2009 CY 2010 CY 2011 Modest Decline (9%) Strong Recovery +15% CAGR ($ in millions)Limited exposure to metal prices Value-added pricing model Highly variable cost structure with flexible operating model Consistent strong earnings and cash flow

25INVESTOR PRESENTATION Our Capital Allocation Priorities Return Capital Committed to sustaining dividends Manage Leverage(1) Net Leverage target range of 1.5x – 2.5x High ROIC Investments Organic growth, Strategic customer partnerships & Productivity Improvements Strategic M&A Bolt-on acquisitions, and/or strategic M&A that aligns with our business segments 1. Excludes any M&A activity

26INVESTOR PRESENTATION FY 2026 Guidance(1) Sales $1.625 - $1.725 billion Adjusted EBITDA(2) $360 - $400 million EPS Range $5.50 - $6.10 (1) FY2026 Guidance Assumptions: Results include approximately $15-$18 million of equity income from AZZ’s minority interest in its unconsolidated subsidiary; The newly built Washington, Missouri plant is expected to be operational in the first half of FY2026, and accretive to earnings in the second half of FY2026; Capital expenditures are expected to be approximately $60 to $80 million, down from $100 to $120 million for FY2025 due to the completion of the Washington, Missouri facility in 2025; Debt-to-leverage ratio is estimated to be between 1.5 to 2.5 times, interest expense is expected to be $60 to $70 million, and the annualized effective tax rate of 25% excludes federal regulatory changes that may emerge; Debt reduction in the range of $140 to $180 million; Adjusted Diluted EPS guidance includes adding back amortization related to the Company’s intangible assets; Excludes all potential M&A activities. (2) For a reconciliation to the most directly comparable GAAP measures, please see the appendix to this presentation

27INVESTOR PRESENTATION Why Invest in AZZ? Differentiated, high value add metal coatings provider with scale, expertise and customer centric technology uniquely positioned to serve the growing North American steel and aluminum markets Strong business foundation capable of growing sales and margins at or above market levels, supported by multi-year secular growth drivers; while generating significant free cash flow Coil coating and hot dip galvanizing provide environmentally friendly solutions that reduce emissions and extend the life cycle of the coated materials Focused capital allocation to reduce debt and improve leverage while supporting high ROIC investments, and returning capital to shareholders Commitment to EPS growth coupled with multiple expansion creates compelling investment opportunity and long-term shareholder value

ROADSHOW PRESENTATION Appendix

29INVESTOR PRESENTATION Net Leverage Calculations The table presented above is an excerpt from the Company’s FY2025 financial results found in the Company’s 10K filed 4/21/2025. Please see page 35 of this presentation for footnotes.

Reg “G” Tables

Non-GAAP Disclosure of Continuing Operations Adjusted EBITDA 31 The table presented above is an excerpt from the Company’s FY2025 results found in the Company’s 10K filed with the SEC on 4/21/2025. Please see page 35 of this presentation for footnotes.

Continuing Operations Non-GAAP Disclosure 32 The table presented above is an excerpt from the Company’s FY2025 results found in the Company’s 10K filed with the SEC on 4/21/2025. Please see page 35 of this presentation for footnotes.

Non-GAAP Segment Disclosure from Continuing Operations (Metal Coatings and Precoat Metals) 33 The tables presented above are an excerpt from the Company’s FY2025 results found in the Company’s 10K filed with the SEC on 4/21/2025. Please see page 35 of this presentation for footnotes.

Non-GAAP Segment Disclosure from Continuing Operations (Metal Coatings and Precoat Metals) 34 The table presented above is an excerpt from the Company’s FY2025 results found in the Company’s 10K filed with the SEC on 4/21/2025. Please see page 35 of this presentation for footnotes.

Non-GAAP Disclosure of Free Cash Flow and Free Cash Flow Conversion Reconciliation 35 February 28, 2025 February 29, 2024 Cash Flow from Operations 249,909$ 244,468$ Less: Capital Expenditures (115,883)$ (95,119)$ Free Cash Flow 134,026$ 149,349$ Net Income from Continuing Operations available to common shareholders 52,435$ 87,207$ Free Cash Flow Conversion 256% 171% Year Ended The table presented above is provided using FY2025 financial results found in the Company’s 10K filed with the SEC on 4/21/2025..

Notes for Non-GAAP Disclosure Slides 36